PENN SERIES FUNDS, INC.

Emerging Markets Equity Fund

Real Estate Securities Fund

Supplement dated June 28, 2012 to the Prospectus dated May 1, 2012, as supplemented May 31, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Changes for the Emerging Markets Equity Fund

Effective May 31, 2012, Munib Madni and Samuel Rhee serve as portfolio managers of the Emerging Markets Equity Fund, which is sub-advised by Morgan Stanley Investment Management Inc. and its affiliates. In addition, effective December 31, 2012, James Cheng will retire as a portfolio manager of the Emerging Markets Equity Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•

The sub-section Portfolio Managers in the FUND SUMMARY: EMERGING MARKETS EQUITY FUND section of the Prospectus is hereby amended by adding the following two sentences at the end of the existing paragraph:

Munib Madni, a Managing Director, has served as a portfolio manager of the Fund since May 2012. Samual Rhee, an Executive Director, has served as a portfolio manager of the Fund since May 2012.

•

The second and fifth paragraphs under the heading Morgan Stanley Investment Management Inc. in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus are hereby deleted and replaced with the following:

The Fund is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, Munib Madni, Samuel Rhee and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since September 1997. Munib Madni, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since February 2005. Samuel Rhee, an Executive Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since July 2005. Ana Cristina Piedrahita, an Executive Director of MSIM Limited, has been associated with MSIM Limited in an investment management capacity since January 2002.

•	Effective December 31, 2012, all references to James Cheng are hereby deleted from the Prospectus.

Portfolio Manager Changes for the Real Estate Securities Fund

Effective immediately, Thomas Bohjalian serves as a portfolio manager of the Real Estate Securities Fund, which is sub-advised by Cohen & Steers Capital Management, Inc.

Effective May 31, 2012, Jon Cheigh, portfolio manager of the Real Estate Securities Fund, is Executive Vice President and head of the global real estate securities investment team of Cohen & Steers Capital Management, Inc., the investment sub-adviser to the Real Estate Securities Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•	The last sentence of the sub-section Portfolio Managers in the FUND SUMMARY: REAL ESTATE SECURITIES FUND section of the Prospectus is hereby deleted and replaced with the following:

Jon Cheigh is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since May 2011. Thomas Bohjalian is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since June 2012.

•

The second and third paragraphs under the heading Cohen & Steers Capital Management, Inc. in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus are hereby deleted and replaced with the following:

Cohen & Steers utilizes a team-based approach in managing the Fund. Martin Cohen, Robert H. Steers and Joseph M. Harvey are the leaders of this team. Jon Cheigh and Thomas Bohjalian direct and supervise the execution of the Fund’s investment strategy.

Mr. Cohen is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Steers is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Harvey joined Cohen & Steers in 1992 and currently serves as president and chief investment officer of Cohen & Steers and president of CNS. Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as an executive vice president of Cohen & Steers and CNS, and head of the global real estate securities investment team of Cohen & Steers. Prior to May 2012, he served as a senior vice president of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group. Mr. Bohjalian joined Cohen & Steers in 2002 and currently serves as executive vice president of Cohen & Steers and CNS, and head of the U.S. real estate investment team of Cohen & Steers. Prior to May 2012, he served as senior vice president of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Bohjalian was a vice president and REIT analyst at AEW Capital Management.

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PM5845

PENN SERIES FUNDS, INC.

Emerging Markets Equity Fund

Real Estate Securities Fund

Supplement dated June 28, 2012 to the Statement of Additional Information (“SAI”) dated May 1, 2012,

as supplemented May 31, 2012

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Changes for the Emerging Markets Equity Fund

Effective May 31, 2012, Munib Madni and Samuel Rhee serve as portfolio managers of the Emerging Markets Equity Fund, which is sub-advised by Morgan Stanley Investment Management Inc. and its affiliates. In addition, effective December 31, 2012, James Cheng will retire as a portfolio manager of the Emerging Markets Equity Fund.

As a result of the foregoing, the information under the heading Morgan Stanley Investment Management Inc. in the section Portfolio Managers is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager.  The portfolio managers did not beneficially own any shares of the Fund, as of March 31, 2012.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Unless otherwise noted, the information below is provided as of December 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ruchir Sharma	10	$3,510	7	$3,560	19	(1)	$4,693
James Cheng	12	$4,243	7	$2,620	26	(1)	$10,857
Paul Psaila	8	$2,974	5	$2,590	19	(1)	$4,693
Eric Carlson	7	$2,728	5	$2,590	19	(1)	$4,693
Munib Madni*	2	$336	5	$2,623	25	(2)	$11,401
Samuel Rhee*	0	$0	2	$129	7		$6,955
Ana Cristina Piedrahita	7	$2,942	6	$3,223	21	(3)	$6,697

*	As of March 31, 2012.

(1)	Of these Other Accounts, 3 accounts with approximately $1,510 million in assets had performance based advisory fees.

(2)	Of these Other Accounts, 2 accounts with approximately $913 million in assets had performance based advisory fees.

(3)	Of these Other Accounts, 4 accounts with approximately $3,479 million in assets had performance based advisory fees.

Conflicts of Interests.  Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley manages accounts that engage in short sales of securities of the type in which the Fund invests, Morgan Stanley could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

* * *

In addition to the above changes, effective December 31, 2012, all references to James Cheng are hereby deleted from the SAI.

Portfolio Manager Changes for the Real Estate Securities Fund

Effective immediately, Thomas Bohjalian serves as a portfolio manager of the Real Estate Securities Fund, which is sub-advised by Cohen & Steers Capital Management, Inc.

As a result of the foregoing, the information under the heading Cohen & Steers Capital Management, Inc. in the section Portfolio Managers is hereby deleted in its entirety and replaced with the following:

Compensation Structure.  Cohen & Steers compensates the Fund’s portfolio managers. Compensation of the Cohen & Steers’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Cohen & Steers’ parent, CNS. Cohen & Steers investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation.  Cohen & Steers compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with a portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Cohen & Steers and its affiliates. While the annual salaries of Cohen & Steers’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund, as of March 31, 2012.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Except as otherwise indicated, the information below is provided as of December 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Martin Cohen*	16	$15,439,761,000	38	$16,668,923,000	39	$4,275,709,000
Robert H. Steers*	16	$15,439,761,000	38	$16,668,923,000	39	$4,275,709,000
Joseph M. Harvey*	16	$15,439,761,000	38	$16,668,923,000	39	$4,275,709,000
Jon Cheigh	4	$6,328,077,000	1	$77,184,000	17	$1,743,017,000
Thomas Bohjalian**	8	$11,457,184,000	3	$8,324,593,000	19	$2,566,995,000

*	Two “Other Accounts” with total assets of $125,309,000 are subject to a performance-based advisory fee.

**	As of March 31, 2012. One “Other Account” with total assets of $74,287,000 is subject to a performance-based advisory fee.

Conflicts of Interests.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.

Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by

Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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PM5848